UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K filed by Prologis, Inc., and Prologis, L.P., on June 1, 2015, regarding the completion of the acquisition of real estate assets and operating platform of KTR Capital Partners and its affiliates on May 29, 2015.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Property Acquired

(b)	Pro Forma Financial Information

The financial statements and pro forma financial information required by item 9.01(a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG LLP, dated August 4, 2015

23.2	Consent of KPMG LLP, dated August 4, 2015

99.1	Financial Statements of Real Estate Property Acquired under Rule 3-14 of Regulation S-X

KTR Portfolio

Independent Auditors’ Report

Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2015 (Unaudited), and for the Year Ended December 31, 2014

Notes to the Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2015 (Unaudited), and for the Year Ended December 31, 2014

99.2	Pro Forma Financial Information – Prologis, Inc. and Prologis, L.P.

Prologis, Inc. Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2015 (unaudited)

Prologis, Inc. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014 (unaudited)

Prologis, L.P. Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2015 (unaudited)

Prologis, L.P. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014 (unaudited)

Adjustments to the Prologis, Inc. and Prologis, L.P. Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2015, (unaudited) and for the Year Ended December 31, 2014 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

August 5, 2015	By:	/s/ Thomas S. Olinger
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

PROLOGIS, L.P.,
August 5, 2015	By:	Prologis, Inc., its general partner

	By:	/s/ Thomas S. Olinger
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	NAME

23.1	Consent of KPMG LLP, dated August 4, 2015

23.2	Consent of KPMG LLP, dated August 4, 2015

99.1	Financial Statements of Real Estate Property Acquired under Rule 3-14 of Regulation S-X

KTR Portfolio

Independent Auditors’ Report

Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2015 (Unaudited), and for the Year Ended December 31, 2014

Notes to the Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2015 (Unaudited), and for the Year Ended December 31, 2014

99.2	Pro Forma Financial Information – Prologis, Inc. and Prologis, L.P.

Prologis, Inc. Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2015 (unaudited)

Prologis, Inc. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014 (unaudited)

Prologis, L.P. Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2015 (unaudited)

Prologis, L.P. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014 (unaudited)

Adjustments to the Prologis, Inc. and Prologis, L.P. Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2015, (unaudited) and for the Year Ended December 31, 2014 (unaudited)

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